Principal Funds, Inc.
Supplement dated December 17, 2018
to the Statement of Additional Information dated June 15, 2018
(as supplemented on June 25, 2018, July 30, 2018, September 17, 2018, September 28, 2018, October 9, 2018, October 29, 2018, and November 30, 2018)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the paragraph under the Executive Committee section and replace with the following:
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) issue stock, except as permitted by law; 2) recommend to the stockholders any action which requires stockholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.
In the Officers of the Fund section, delete the row for Jennifer A. Block and replace with the following:

Jennifer A. Block Des Moines, IA 50392 1973	Deputy Chief Compliance Officer (since 2018) Vice President and Counsel (2017-2018) Assistant Counsel (2010-2017) Assistant Secretary (2015-2018)	Counsel, PGI (2017-2018) Counsel, PFD (2009-2013) Counsel, PLIC (2009-2018) Counsel, PMC (2009-2013, 2014-2017) Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)
In the Officers of the Fund section, add the following row for Laura B. Latham in alphabetical order:

Laura B. Latham Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Prior thereto, Attorney in Private Practice
In the Officers of the Fund section, delete the row for Clint L. Woods and replace with the following:

Clint L. Woods Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2017-2018) Vice President (2016-2017) Counsel (2015-2017)	Vice President (since 2015) Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2013)

INVESTMENT ADVISORY AND OTHER SERVICES
Effective on or about December 31, 2018, in the Investment Advisors section, delete references to Ascend Capital, LLC.
In the Investment Advisors section, delete references to Macquarie Capital Investment Management LLC and replace with the following:

Sub-Advisor:
Delaware Investments Fund Advisers (“DIFA”) is an indirect wholly-owned subsidiary of Macquarie Group Limited and operates as part of Macquarie Asset Management, the asset management division of Macquarie Group Limited.

Fund(s):	a portion of the assets of Diversified Real Asset

Effective on or about January 2, 2019, in the Investment Advisors section, delete references to Mellon Corporation and replace with the following:

Sub-Advisor:
Mellon Investments Corporation (“Mellon”), is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation, a banking and financial services company. Mellon is a registered investment advisor and organized as a corporation in the state of Delaware.

Fund(s):	Bond Market Index and a portion of the assets of Diversified Real Asset

INTERMEDIARY COMPENSATION
Delete the first nine paragraphs of the Additional Payments to Intermediaries section, and replace with the following eight paragraphs:
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
In addition to payments pursuant to 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. In some situations the Fund will reimburse PGI or its affiliates for making such payments; in others the Fund makes such payments directly to intermediaries.
For Classes R-1, R-2, R-3, R-4 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in the prospectus as Other Expenses. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary.
In addition, PGI or its affiliates pay, without reimbursement from the Fund, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders. In addition, PGI or its affiliates pay, without reimbursement from the Fund, compensation from their own resources to certain large plan sponsors to help cover the cost of providing educational materials to plan participants.
The amounts paid to intermediaries vary by share class and by fund.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is typically paid all of the Service Fees and Administrative Service Fees pertaining to such plans.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, some financial intermediaries or their affiliates receive compensation from PGI or its affiliates for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by fund and by share class.
In the last paragraph of the Additional Payments to Intermediaries section, add the following to the alphabetical list of intermediaries:
Goldman Sachs
Great-West Life & Annuity

BROKERAGE ALLOCATION AND OTHER PRACTICES
Under Allocation of Trades-By the Manager, delete the fourth paragraph and replace with the following:
PGI implements the following in an effort to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest:

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PGI implements a process for selecting underlying funds that emphasizes the selection of funds within the Principal Funds complex that are determined to be consistent with the fund of fund’s objective and principal investment strategies.

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PGI’s uses a process to select subadvisors that emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process. However, PGI will select an unaffiliated subadvisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.

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PGI reminds its investment personnel who provide services to the funds of funds or Multi-Managed Funds of PGI’s inherent conflicts of interest, and PGI’s duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

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PGI’s Investment Oversight and Risk Committee monitors the services provided to the funds of funds and Multi-Managed Accounts to ensure such services conform to the applicable investment methodology and that such services reflect PGI’s duties of loyalty and care as a fiduciary.

PURCHASE AND REDEMPTION OF SHARES
In the Purchase of Shares section, delete the third paragraph and replace with the following:
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind).
In the Exchanges Between Classes of Shares section, delete the fourth bullet point under the third paragraph and replace with the following:

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In order to exchange into Class A shares, you must be eligible to: (i) purchase Class A shares with no initial sales charge; or (ii) exchange into Class A shares through your financial intermediary with no initial sales charge.

PORTFOLIO MANAGER DISCLOSURE
Effective on or about January 2, 2019, in the Portfolio Manager section, change references to Mellon Corporation to Mellon Investments Corporation.